Exhibit 99.3

BANC ONE CREDIT CARD MASTER TRUST—SUMMARY REPORT

Series 1996-A

Distribution Date of:	16-Dec-02
Determined as of:	10-Dec-02
For the Monthly Period Ending:	30-Nov-02
Days in Interest Period (30/360)	30
Days in Interest Period (Actual/360)	31

	Beginning	Ending	Change
Pool Balance (Principal)	3,131,881,156.44	2,747,760,489.76	(384,120,666.68)
Excess Funding Account	0.00	0.00	0.00

Invested Amount	500,000,000.00	500,000,000.00	0.00
Class A Invested Amount	465,000,000.00	465,000,000.00	0.00
Class B Invested Amount	35,000,000.00	35,000,000.00	0.00

Principal Funding Account	279,000,000.00	325,500,000.00	46,500,000.00

Adjusted Invested Amount	221,000,000.00	174,500,000.00	(46,500,000.00)
Class A Adjusted Invested Amount	186,000,000.00	139,500,000.00	(46,500,000.00)
Class B Adjusted Invested Amount	35,000,000.00	35,000,000.00	0.00
Enhancement Invested Amount	0.00	0.00	0.00

Reserve Account	1,250,000.00	1,250,000.00	0.00

Available Cash Collateral Amount	22,100,000.00	17,450,000.00	(4,650,000.00)
Available Shared Collateral Amount	22,100,000.00	17,450,000.00	(4,650,000.00)
Spread Account	5,000,000.00	5,000,000.00	0.00

Servicing Base Amount	221,000,000.00	174,500,000.00	(46,500,000.00)

Allocation Percentages
Floating Allocation Pct	8.54%
Principal Allocation Pct	15.96%
Class A Floating Pct	86.92%
Class B Floating Pct	13.08%
Class A Principal Pct	93.00%
Class B Principal Pct	7.00%

	Trust	Series 1996-A	Class A	Class B
Allocations
Principal Collections	318,174,376.27	50,796,048.82	47,240,325.41	3,555,723.42

Finance Charge Collections	45,309,700.00	3,869,988.72	3,363,635.06	506,353.66
PFA Investment Proceeds	N/A	321,575.58	321,575.58	0.00
Reserve Account Draw	N/A	63,124.73	63,124.73	0.00
Less: Servicer Interchange		520,833.33	452,686.92	68,146.42

Available Funds		3,733,855.70	3,295,648.45	438,207.25

Monthly Investor Obligations
Monthly Interest		693,194.45	641,167.19	52,027.26
Monthly Servicing Fee		46,041.67	40,017.52	6,024.14
Defaulted Amounts	17,711,451.52	1,512,769.18	1,314,836.76	197,932.42

Total Obligations		2,252,005.29	1,996,021.48	255,983.82

Excess Spread		1,679,782.82	1,299,626.98	380,155.84
Required Amount		0.00	0.00	0.00

1 Mo. Libor Rate	1.381250%

Cash Collateral Account
Cash Collateral Fee			11,894.10
Interest on CCA Draw			0.00

Monthly Cash Collateral Fee			11,894.10

BANC ONE CREDIT CARD MASTER TRUST—SUMMARY REPORT

Series 1996-A

Cash Collateral Account (continued)
Quarterly Excess Spread Percentage	6.54%
Principal Payment Rate - 3 month average	10.88%
Calculated Current Month’s Spread Account Cap	1.00%
Spread Account Cap Adjustment	0.00%
Applicable Spread Account Cap Percentage	1.00%
Beginning Cash Collateral Amount	22,100,000.00
Required Cash Collateral Amount	17,450,000.00
Cash Collateral Account draw	0.00
Cash Collateral Account Surplus	4,650,000.00
Beginning Spread Account Balance	5,000,000.00
Required Spread Account Amount	5,000,000.00
Required Spread Account Draw	0.00
Required Spread Account Deposit	0.00
Spread Account Surplus	0.00

Monthly Principal & Controlled Deposit Amount
Month of Accumulation	7
Controlled Accumulation Amount	46,500,000.00
Required PFA Balance	325,500,000.00
Beginning PFA Balance	279,000,000.00
Controlled Deposit Amount	46,500,000.00
Available Investor Principal Collections	52,308,818.00
Principal Shortfall	0.00
Shared Principal to Other Series	5,808,818.00
Shared Principal from Other Series	0.00
Class A Monthly Principal	46,500,000.00
Class B Monthly Principal	0.00
Monthly Principal	46,500,000.00
PFA Deposit	46,500,000.00
PFA Withdrawal	0.00
Ending PFA Balance	325,500,000.00
Principal to Investors	0.00
Ending Class A Invested Amount	465,000,000.00
Ending Class B Invested Amount	35,000,000.00

Class A Accumulation Period Length
Min 12 Month Historical Prin Pmt Rate	10.13%
Revolving Investor Interest	500,000,000.00
Class A Invested Amount	465,000,000.00
Available Principal	50,630,256.34
Class A Accumulation Period Length	10

Reserve Account
Available Reserve Account Amount	1,250,000.00
Covered Amount	384,700.31
Reserve Draw Amount	63,124.73
Portfolio Yield	7.56%
Reserve Account Factor	83.33%
Portfolio Adjusted Yield	5.86%
Reserve Account Funding Period Length	3
Reserve Account Funding Date	15-Mar-02
Weighted Average Coupon	1.66%
Required Reserve Account Amount	1,250,000.00
Reserve Account Surplus	0.00
Required Reserve Account Deposit	63,124.73
Portfolio Yield - 3 month average	8.95%
Base Rate - 3 month average	2.99%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)	5.96%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.